                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) April 21, 2003


                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number
---------------           ----------------------------------------------             ---------------------
1-08788                   SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

2-28348                   NEVADA POWER COMPANY                                       88-0420104
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000


                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

         On April 21, 2003, Sierra Pacific Resources and its wholly-owned subsidiary, Nevada Power Company, filed a complaint in the United States District Court for the District of Nevada against natural gas providers El Paso Corporation, El Paso Natural Gas Company, El Paso Merchant Energy Company, El Paso Tennessee Pipeline Company, El Paso Merchant Energy-Gas Company, Sempra Energy, Southern California Gas Company, San Diego Gas and Electric Company, Dynegy Holdings, Inc., Dynegy Energy Services, Inc., and other unnamed parties, seeking $600 million in total damages for alleged restraint of trade, fraud, civil conspiracy and violation of Nevada's RICO Act. Sierra Pacific Resources and Nevada Power Company issued a press release on April 21, 2003 regarding the filing of the complaint. A copy of the press release is attached to this report as Exhibit 99.1. A copy of the complaint is attached to this report as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

              Not required

(b)      Pro forma financial information

              Not required

(c)      Exhibits

              99.1  -   Press Release issued April 21, 2003.

              99.2  -   Original Complaint and Jury Demand by Sierra Pacific
                        Resources and Nevada Power Company filed April 21, 2003 in the United States District Court for the District of Nevada against El Paso Corporation, El Paso Natural Gas
                        Company, El Paso Merchant Energy Company, El Paso
                        Tennessee Pipeline Company, El Paso Merchant Energy-Gas
                        Company, Sempra Energy, Southern California Gas Company,
                        San Diego Gas and Electric Company, Dynegy Holdings,
                        Inc., Dynegy Energy Services, Inc., and Does 1-100.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                             SIERRA PACIFIC RESOURCES
                                             ------------------------
                                             (Registrant)



Date:  April 21, 2003                        By:  /s/ John E. Brown
                                                  -----------------
                                                  John E. Brown
                                                  Vice President and Controller



                                             NEVADA POWER COMPANY
                                             --------------------
                                             (Registrant)



Date:  April 21, 2003                        By:  /s/ John E. Brown
                                                  -----------------
                                                  John E. Brown
                                                  Vice President and Controller

                                  EXHIBIT INDEX

Exhibit 99.1 -  Press Release issued April 21, 2003.

Exhibit 99.2 -  Original Complaint and Jury Demand by Sierra Pacific Resources
                and Nevada Power Company filed April 21, 2003 in the United States District Court for the District of Nevada against El Paso Corporation, El Paso Natural Gas Company, El Paso Merchant Energy Company, El Paso Tennessee Pipeline Company, El Paso Merchant Energy-Gas Company, Sempra Energy, Southern California Gas Company, San Diego Gas and Electric Company, Dynegy Holdings, Inc., Dynegy Energy Services, Inc., and Does 1-100.